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                                                                   EXHIBIT 10.17


                                  OFFICE LEASE
                                  ------------

THIS OFFICE LEASE, made this 15th day of May, 1995, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").


                              W I T N E S S E T H:
                               -------------------

ARTICLE 1 - LEASE OF PREMISES

Section 1.01. Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions hereinafter set forth, office space in the building commonly known as 4705 Duke Drive located in Warren County, Ohio (the "Building") for the term hereinafter specified. The space in the Building hereby leased to Tenant is set forth in item A of the Basic Lease Provisions and is outlined in red on Exhibit "A" attached hereto (the "Leased Premises"). Elevators, if any, shall not be leased to Tenant and shall remain under Landlord's control. Landlord reserves the right to alter any portions of the Building not included within the Leased Premises; provided, however, that Tenant's access to the Leased Premises may not be materially impaired.

Section 1.02. Basic Lease Provisions. The following constitute the "Basic Lease Provisions" of this Lease:

A.      Building Name: 4705 Duke Drive; Suite: 100;
        Address: 4705  Duke Drive, Mason, Ohio 45040;

B.      Rentable Area of Tenant: 81,972 square feet consisting of:

               Floor 1       20,943 rentable square feet
               Floor 2       14,014 rentable square feet
               Floor 5       23,983 rentable square feet
               Floor 6       23,032 rentable square feet

        Landlord shall use BOMA standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord (applying BOMA standards) from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all Purposes hereunder, including without limitation the calculation of Tenant's Building Expense Percentage and Tenant's Minimum Annual Rent. Landlord's Measurement of the Rentable Area of Tenant shall be subject to field verification by Tenant or its designated representative.

C. Building Expense Percentage: 58.2% (Rentable Area of Tenant/81,972 square feet divided by Rentable Area of building/140,984 square feet);


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D.      Minimum Annual Rent:

               Lease Year
               ----------
               Year 1                    $409,860.00 per year
               Years 2 - 5               $815,621.40 per year
               Years 6 - 10              $897,593.40 per year

E.      Monthly Rental Installments:

               Lease Year
               ----------
               Year 1              $34,155.00 per month
               Years 2 - 5         $67,968.45 per month
               Years 6 - 10        $74,799.45 per month

        *For any month or partial month that only the Floor 2 space shall be occupied by Tenant, the schedule set forth in this Section 1.02 (E) shall not commence. Tenant shall however be charged a rental rate of $375.00 per day for occupancy of such space prior to the Commencement Date,F. Lease Term: Ten (10) years and zero (0) months;

G.      Target Commencement Date of ten (10) year period: July 18, 1995;

H.      Security Deposit: None

I. Broker(s): Duke Realty Services Limited Partnership, representing Landlord, and Cincinnati Commercial, representing Tenant;

J. Permitted Use: General office purposes including by way of illustration but not for limitation computer service and repair, parts storage, training, telemarketing, computer operations and related activities;

K.      Address for payments and notices as follows:

        Landlord         Duke Realty Limited Partnership
                         8044 Montgomery Road, Suite 600
                         Cincinnati, Ohio 45236

        With Rental
        Payments to:     Duke Realty Limited Partnership
                         Dept. 00432
                         Cincinnati, Ohio 45263

        Tenant           ENTEX Information Services, Inc.
                         4705 Duke Drive
                         Mason, Ohio 45040

        With a
        copy to:         ENTEX
                         6 International Drive
                         Rye Brook, New York 10573
                         Attn.:     General Counsel


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ARTICLE 2 - TERM AND POSSESSION

Section 2.01. Term. The term of this Lease shall be the period of time specified in Item F of the Basic Lease Provisions and shall commence on the Target Commencement Date as provided in Item G of the Basic Lease Provisions (and as further described in Exhibit "B") or such date as the tenant finish improvements shall be substantially complete in accordance with Section 2.02 herein. The date of commencement as defined above, hereinafter called the "Commencement Date," and the "Expiration Date" shall be confirmed by Tenant as provided in Section 2.03.

Section 2.02. Construction of Tenant Finish Improvements and Possession. Landlord agrees to perform and complete the work on the tenant finish improvements in the Leased Premises as set out on Exhibit "B" in a good and workmanlike manner in accordance with all applicable building codes and regulations. Landlord shall give advance written notice of the day on which its work to be performed in accordance with the terms of Exhibit "B" shall be substantially completed and in a condition generally to allow for the intended use of the Leased Premises by Tenant. From and after receipt of said notice or earlier with the consent of Landlord, Tenant shall have the right and privilege of going onto the Leased Premises in compliance with the terms of Section 7.03 to complete interior decoration work and to prepare the Leased Premises for its occupancy, provided, however, that its schedule in so doing shall be communicated to Landlord and the approval of Landlord secured so as not to interfere with other work of Landlord being carried on at the same time; and provided further that Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or any other materials installed or left in the Leased Premises prior to the Commencement Date.

Provided that this Lease is executed by Tenant and Landlord on or before May 15, 1995, Landlord shall substantially complete the tenant finish improvements in the Leased Premises on or before July 18, 1995, subject to force majeure events as defined in Section 15.07, Tenant directed change orders or Tenant delays (together "Excusable Delays"). In the event said tenant finish improvements shall not be substantially complete by September 18, 1995, subject to Excusable Delays, Tenant shall, commencing upon the Commencement Date, receive an abatement of rent equal to one (1) day of rent for each day the tenant finish improvements shall not be substantially complete beyond September 18, 1995. In the event that Landlord shall not substantially complete the tenant finish improvements by October 18, 1995, subject to Excusable Delays, Tenant shall have the right to terminate this Lease by providing written notice to Landlord, whereupon this Lease shall be null and void and neither party shall have any liability to the other hereunder.

Landlord hereby warrants the Leased Premises against defects in materials and workmanship for a period of one (1) year from the Commencement Date, routine maintenance (except as to Landlord's obligations under Article 7 herein) and ordinary wear and tear excepted. Upon final completion of the Leased Premises, Landlord shall deliver to Teneant copies of all warranties and

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guarantees relating to the Leased Premises and any and all systems contained therein. To the extent permitted by such warranties and guarantees, Landlord shall assign the same to Tenant. To the extent not so permitted, Landlord shall afford to Tenant the benefit of a right to enforce the same in Landlord's name. Tenant shall not take any action which shall invalidate any of the foregoing warranties or guarantees.

Section 2.03. Tenant's Acceptance of the Leased Premises. Upon delivery of possession of the Leased Premises to Tenant as hereinbefore provided, Tenant shall execute a letter of understanding acknowledging (i) the Commencement Date and Expiration Date of this Lease, and (ii) that Tenant has accepted the Leased Premises for occupancy and that the condition of the Leased Premises, including the tenant finish improvements constructed thereon, and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, except for any punchlist items as to which Tenant shall give written notice to Landlord within thirty (30) days after such delivery. Landlord shall promptly thereafter correct all such punchlist items. such letter of understanding shall become a part of this Lease. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises in the manner described in this Section 2.03, even though the letter of understanding provided for herein may not have beet executed by Tenant.

Section 2.04. Surrender of the Premises. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Leased Premises without terminating this Lease, Tenant shall immediately surrender the Leased Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair, except for ordinary wear and tear and damage which Tenant is not obligated under the terms of this Lease to repair, failing which Landlord may restore the Leased Premises to such condition at Tenant's expense. Tenant shall remove any installations made by Tenant and repair any damage caused by such removal.

Section 2.05. Holding Over. If Tenant holds over after the expiration or earlier termination of this Lease with the consent of Landlord, Tenant shall become a tenant from month to month at rent equal to one hundred twenty-five percent (125%) of the Minimum Rent and Annual Rental Adjustment described in Article 3 hereof, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable and upon such other and different terms and conditions as Landlord may from time to time so notify Tenant. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. Notwithstanding the foregoing provision no holding over by Tenant shall operate to extend this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant's being given thirty (30) days prior written notice from Landlord to vacate. The foregoing provisions of this Section
2.05 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.


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ARTICLE 3 - RENT

Section 3.01. Minimum Rent. Tenant shall pay to Landlord as Minimum Annual Rent for the Leased Premises the sum specified in Item D of the Basic Lease Provisions, payable in equal consecutive Monthly Rental Installments as specified in Item E of the Basic Lease Provisions, in advance, without demand, deduction, counterclaim or offset and without relief from valuation and appraisement laws, on or before the first day of each and every calendar month during the term of this Lease; provided, however, that if the Commencement Date shall be a day other than the first day of a calendar month or the Expiration Date shall be a day other than the last day of a calendar month, the Monthly Rental Installment for such first or last fractional month shall be prorated on the basis of the number of days during the month this Lease was in effect in relation to the total number of days in such Month.

Section 3.02. Annual Rental Adjustment.

A. Definitions. For purposes of this Section 3.02, the following definitions shall apply;

        1. "Annual Rental Adjustment" - shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calendar year.

        2. "Operating Expenses" - shall mean the amount of all of Landlord's direct costs and expenses paid or incurred in operating, maintaining and managing the Building and Common Areas (as defined in Section 18.03) for a particular calendar year as determined by Landlord in accordance with generally accepted accounting principles, consistently applied, including all additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines that it would have paid or incurred during such year if the Building had been fully occupied, including by way of illustration and not limitation: all general real estate taxes and all special assessments levied against the Building and the land associated therewith (hereinafter called "real estate taxes"), other than penalties for late payment; costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums; water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease; service and other charges incurred in the operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs and security services; license, permit and inspection fees; management fees; wages and related employee benefits payable for the maintenance and operation of the Building; amortization of the costs, including interest at the rate per annum quoted and announced from time to time

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               by Bank One, Cincinnati, N.A., Ohio as its "prime" rate (the
               "Prime Rate"), of capital improvements that produce a reduction in operating costs (but only to the extent of the actual savings realized) or are required to be made under any governmental law or regulation which was not applicable to the Building upon the execution date of this Lease; and in general all other costs and expenses which would, under generally accepted accounting principles, be regarded as operating and maintenance costs and expenses. All capital improvements or replacements allowed herein shall be amortized using the longest life permitted under the Internal Revenue Code.

For purposes herein, operating Expenses charged to Tenant for the balance of calendar year 1995 will not exceed $5.25 per rentable square foot. For subsequent years, or partial years, Controllable operating Expenses (defined as all operating Expenses other than real estate taxes, insurance, utility charges and snow and ice removal charges) shall not exceed the amount which would have been charged for Controllable Operating Expenses in calendar year 1995 had the Building been 100% occupied for the entire year plus an escalation figure to reflect actual increases in such Controllable operating Expenses, which escalation figure shall not exceed 5% per year compounded annually. For example, if actual Controllable Operating Expenses increase only 3% in the first year of the term, the Landlord's Estimate of Operating Expenses would increase from $5.25 per square foot to $5.4075 per square foot in year two. If actual Controllable Operating Expenses then increased by 10% in the second year of the term, the Landlord's Estimate of Operating Expenses would increase from $5.4075 per square foot to $5.788 per square foot ($5.25 per sq. ft. 1st yr. times a cumulative, compounded 10.25% = $5.788). Landlord's estimate of Operating Expenses for calendar year 1995 of $5.25 per square foot is based upon an assumed full occupancy of the Building for an entire calendar year.

For purposes herein, Operating Expenses shall not include the following fees, costs and expenses:

        a. Capital expenditures or replacements, except as expressly allowed herein;

        b. Management Fees exceeding 15% of the grossed-up Operating Expenses for the Building;

        c. Wages and benefits for employees of Landlord or an affiliate of Landlord except to the extent an employees' services are performed with respect to the Building;

        d.     Environmental remediation; and

        e. Wages or benefits of the Building's property management personnel or Landlords principal office overhead.



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        For purposes herein, Landlord agrees to pay real estate taxes and any special assessments over the longest period permitted by the applicable taxing authority.

        3. "Building Expense Percentage" - shall mean the percentage specified in Item C of the Basic Lease Provisions. This percentage was determined by dividing the Rentable Area in the Leased Premises as specified in Item B of the Basic Lease Provisions by the total rentable area in the Building.

        4. "Tenant's Proportionate Share of Operating Expenses" - shall be an amount equal to the product of Tenant's Building Expense Percentage as provided in Item C of the Basic Lease Provisions times the Operating Expenses.

B. Payment Obligation. In addition to the Minimum Annual Rent specified in this Lease, Tenant shall pay to Landlord as additional rent for the Leased Premises, in each calendar year or partial calendar year during the term of this Lease, an amount equal to Tenant's Proportionate Share of Operating Expenses for such calendar year.

        1. Payment of Tenant's Proportionate Share of Operating Expenses - The Annual Rental Adjustment shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each calendar year. In the case of the calendar year in which the Lease Term commences, written notice of the estimated Operating Expenses shall be given Tenant prior to the Commencement Date. Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Annual Rental Adjustment.

        2.     Adjustment to Actual Annual Rental Adjustment - Within ninety
               (90) days after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Annual Rental Adjustment. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year. If this Lease shall commence, expire or be terminated on any date other than the last day of a calendar year, then Tenant's Proportionate Share of Operating Expenses for such partial calendar year shall be prorated on the basis of the number of days during the year this Lease was in effect in relation to the total number of days in such year.

        3. Tenant Verification - Tenant or its accountants shall have the right to inspect, at reasonable times and in a reasonable manner, during the ninety (90) day
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               period following the delivery of Landlord's statement of the actual amount of Tenant's Annual Rental Adjustment, such of Landlord's books of account and records as pertain to and contain information concerning the Operating Expenses in order to verify the amounts thereof. In the event that an audit by Tenant reveals an error by Landlord of more than five percent (5%) in the aggregate, Landlord shall reimburse Tenant the reasonable cost of the audit, not to exceed Two Thousand Five Hundred Dollars and 00/100 ($2,500.00).

Section 3.03. Contribution for Certain Tenant Finish Improvements. Tenant shall pay to Landlord the cost of Tenant directed change orders in excess of Landlord's Work delineated on Exhihit "B". Tenant shall have the option of paying for up to One Hundred Sixty Four Thousand Dollars and 00/100 ($164,000.00) in Tenant directed change orders by amortizing the amount expended by Tenant over ten (10) years at the interest rate of eleven percent (11%) which amortized amount shall be included in minimum Annual Rent. In such event, the termination payments referred to in Section 18.22 shall be revised to reflect the unamortized and unpaid portion of the cost of Tenant directed change order.

Section 3.04. Late Charges. Tenant acknowledges that late payments by Tenant to Landlord of Minimum Rent and all other amounts provided to be paid hereunder shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which are extremely difficult and impractical to determine. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrances and notes secured by any encumbrances covering the Leased Premises, or late charges and penalties by virtue of late payments of taxes due on the Leased Premises. Therefore, if any installment of Minimum Rent or any other amount due from Tenant is not received by Landlord within ten (10) days of the date due, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the amount due as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. In addition, in the event Tenant fails to pay within thirty (30) days after the same is due and payable any installment of Minimum Annual Rent or any other sum or charge required to be paid by Tenant to Landlord under this Lease, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of fourteen percent (14%) per annum until paid.

ARTICLE 4 - SECURITY DEPOSIT - INTENTIONALLY OMITTED

ARTICLE 5 - OCCUPANCY AND USE

Section 5.01. Occupancy. Tenant shall use and occupy the Leased Premises for the purposes set forth in Item J of the


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Basic Lease Provisions and shall not use the Leased Premises for any other purpose except with the prior written consent of Landlord.

Section 5.02. Covenants of Tenant Regarding Use. In connection with its use of the Leased Premises, Tenant agrees to do the following:

A. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions of the Landlord, including the Building Rules and Regulations attached hereto as Exhibit "C" and as may be modified from time to time by Landlord on reasonable notice to Tenant.

B. Tenant shall not (i) use the Leased Premises for any unlawful purpose or act, (ii) commit or permit any waste or damage to the Leased Premises, or (iii) do or permit anything to be done in or about the Leased Premises which constitutes a nuisance or which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of the Building Rules and Regulations, but agrees to take reasonable measures to assure such other Tenant's compliance.

C. Tenant shall not overload the floors of the Leased Premises beyond their designed weight-bearing capacity, which Landlord has determined to be eighty (80) pounds per square foot live load, including an allowance for partition load. Landlord reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Tenant desires to place in the Leased Premises so as to distribute properly the weight thereof, and require the removal of any equipment or furniture which exceeds the weight limit specified herein.

D. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would, in Landlord's opinion, invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as additional rent for any increase in premiums charged during the term of this Lease on the insurance carried by Landlord on the Building and attributable to the use being made of the Leased Premises by Tenant.

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E.      Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on the Building, except such tenant identification information as Landlord permits to be included or shown on the directory board in the main lobby and on or adjacent to the access door or doors to the Leased Premises.

Section 5.03. Landlord's Rights Regarding Use. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the Common Areas by Tenant, its employees, agents, customers and invitees, each of which may be exercised without notice or liability to Tenant:

A. Landlord may install such signs, advertisements or notices or tenant identification information on the directory board or tenant access doors as it shall deem necessary or proper.

B. Landlord shall reasonably approve or disapprove, prior to installation, all types of drapes, shades and other window coverings used in the Leased Premises, and may control all internal lighting that may be visible from outside the Leased Premises.

C. Landlord shall reasonably approve or disapprove all sign painting and lettering.

D. Landlord may grant to any person the exclusive right to conduct any business or render any service in the Building, provided that such exclusive right shall not operate to limit Tenant from using the Leased Premises for the use permitted in Item J of the Basic Lease Provisions. Notwithstanding the foregoing, Tenant shall be allowed to contract for and use within the Leased Premises, vending and catering services exclusively for Tenant's use with vendors and caterers of Tenant's selection.

E. Landlord may control the Common Areas in such manner as it deems necessary or proper, including by way of illustration and not limitation: requiring all persons entering or leaving the Building to identify themselves and their business in the Building to a security guard; excluding or expelling any peddler, solicitor or loud or unruly person from the Building or any part thereof, including entrances, corridors, doors, and elevators, during times of emergency, repairs or after regular business hours.

Section 5.04. Access to and Inspection of the Leased Premises. Landlord, its employees and agents and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times and with reasonable advance written notice for the purposes of examining.or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants and making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable. If representatives of Tenant shall not be present to open and permit such entry into the Leased Premises at any time when such entry is necessary by reason of emergency, Landlord and its employees and agents may enter the Leased Premises by means of a master or pass key or otherwise. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor. Notwithstanding the foregoing, Landlord shall have the right to show the Leased Premises to prospective tenants only after Tenant shall exercise its right to terminate this Lease under Section
18.22 hereunder or if Tenant shall fail to exercise its option to renew this Lease under Section 18.21 hereunder.

ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES

Section 6.01. Services to be Provided. Provided Tenant is not in default, Landlord shall, subject to interruptions beyond Landlord's control, furnish to Tenant, except as noted below, the following utilities and other building services to the extent reasonably necessary for Tenant's comfortable use and occupancy of the Leased Premises for general office use or as may be required by law or directed by governmental authority:

A. Heating, ventilation and air-conditioning service seven(7) days a week, 24 hours a day, except for interruptions caused by unanticipated power outages or scheduled repairs of which repairs Tenant shall receive advanced written notice;

B.      Water in the Common Areas for lavatory and drinking purposes;

C. Automatic elevator service and a dumbwaiter servicing Floor 2 from the loading area of the Building;

D. Cleaning and janitorial service in the Leased Premises and the Common Areas consistent with the level of service generally provided in Class A Suburban Office Buildings in the greater Cincinnati area, and in accordance with the Landlord's current janitorial specifications set forth in Exhibit "D" attached hereto;

E. Interior and exterior washing of windows at intervals reasonably established by Landlord but not less than twice annually;

F. Replacement of all lamps, bulbs, starters and ballasts in Building standard lighting (as set forth in Landlord's standard tenant finish improvements being described in Exhibit-"B") as required from time to time as a result of normal usage;

G. Cleaning and maintenance of the Common Areas, including the removal of rubbish and snow; and

H.      Repair and maintenance to the extent specified elsewhere in this Lease.

Landlord reserves the right to separately meter any utility directly to the Tenant and Tenant shall thereafter pay such utility charges as billed. Any cost and expense associated with installing a separate meter shall be paid for by Landlord and shall not be included in Operating Expenses.

Section 6.02. Additional Services. If Tenant requests any other utilities or building services in addition to those identified above or any of the above utilities or building services in frequency, scope, quality or quantity substantially greater than those which Landlord determines are normally required by other tenants in the Building for general office use, then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or building services. In the event Landlord is able to and does furnish such additional utilities or building services, the costs thereof shall be borne by Tenant, who shall reimburse Landlord monthly for the same as additional rent at the same time Monthly Rental Installments and other additional rent is due. If any lights, machines or equipment (including but not limited to computers) used by Tenant in the Leased Premises materially affect the temperature otherwise maintained by the Building's air-conditioning system or generate substantially more heat in the Leased Premises than that which would normally be generated by the lights and business machines typically used by other tenants in the Building or by tenants in comparable office buildings, then Landlord shall have the right to install any machinery or equipment which Landlord considers reasonably necessary in order to restore the temperature balance between the Leased Premises and the rest of the Building, including equipment which modifies the Building's air-conditioning system. All costs expensed by Landlord to install any such machinery and equipment shall be borne by Tenant who shall reimburse Landlord in full for such costs upon thirty (30) days written demand, and any additional costs of operation and maintenance occasioned by such installation shall also be borne by Tenant who shall reimburse Landlord for the same as provided in the first paragraph of this
Section 6.02.

Tenant shall not install or connect any electrical equipment other than the business machines and equipment typically used for general office purposes by tenants in office buildings comparable to the Building without Landlord's prior written consent. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation. If Landlord determines that the electricity used by the equipment to be so installed or connected exceeds the designed load capacity of the Building's electrical system or is in any way incompatible therewith, then landlord shall have the right, as a condition to granting its consent, to make such modifications to the electrical system or other parts of the Building or Leased Premises, or to require Tenant to make such modifications to the equipment to be installed or connected, as Landlord considers to be reasonably necessary before such equipment may be so installed or connected. All costs expended by Landlord to make any such modifications shall be borne by Tenant who shall reimburse Landlord in full for such costs upon thirty (30) days written demand, and Tenant shall reimburse Landlord for the additional electricity supplied to the Leased Premises as provided in the first paragraph of this Section 6.02. Landlord represents that the Building electrical equipment and heating, ventilating and air conditioning systems shall be adequate for Tenant's initial use within the Leased Premises as described in writing to Landlord by Tenant and delineated on Exhibit "B".

Section 6.03. Interruption of Services. Tenant understands, acknowledges and agrees that any one or more of the utilities or other building services identified in Section 6.01 may be interrupted by reason of accident, emergency or other causes beyond Landlord's control, or the quality or character of electric service may be changed or such service may no longer be suitable for Tenant's requirements, or such services may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, replacements, alterations, improvements or cleaning can be made; that Landlord does not represent or warrant the uninterrupted availability of such utilities or building services, and that any such interruption shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Leased Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease.

Landlord shall have no liability to Tenant, including, without limitation, liability for consequential damage arising out of, resulting from, or related to any such interruption of utility services. The above provision notwithstanding, if the utility services, which substantially impair the Tenant's ability to conduct its business operations, are discontinued for more than two (2) consecutive business days due to causes within Landlord's control, then the Minimum Annual Rent due hereunder shall be equitably abated in proportion to the impairment of Tenant's business operations, as determined by Landlord within its reasonable discretion, until such services are fully restored.

ARTICLE 7 - REPAIRS, MAINTENANCE, ALTERATIONS, IMPROVEMENTS AND FIXTURES

Section 7.01. Repair and Maintenance of Building. Subject to Section 7.02 and except for any repairs made necessary by the negligence, misuse, or default of Tenant, its employees, agents customers and invitees, Landlord shall make all necessary repairs to the exterior walls, exterior doors, windows, corridors and other common areas of the Building, and Landlord shall keep the Building in a safe, clean and neat condition and use reasonable efforts to keep all equipment used in common with other tenants, such as elevators, plumbing, pipes, ducts, heating, air conditioning and similar equipment, in good condition and repair. Payment for such repairs and maintenance shall be included in Operating Expenses. Except as provided in Article 8 and Article 10 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Leased Premises or in or to any fixtures, appurtenances and equipment therein or thereon. In the event

Landlord's failure to remedy needed repairs or maintenance results in the inability of Tenant to conduct its normal business operations for two (2) consecutive business days, then the Minimum Annual Rent due hereunder shall be equitably abated in proportion to the impairment of Tenant's business operations, as determined by Landlord within its reasonable discretion, until such repairs or maintenance shall be completed.

In the event that Landlord shall fail to conduct the necessary repairs and maintenance of the Building under this Section 7.01 or the Leased Premises under
Section 7.02 within a commercially reasonable period of time, but no longer than ten (10) business days after receipt from Tenant of written notice specifying the extent of the necessary repairs and maintenance, Tenant may give further notice to Landlord that if such repairs are not made within the time provided in this Section, Tenant may make such repairs on Landlord's behalf (provided all work performed complies with all relevant laws and Tenant uses a contractor reasonably acceptable to Landlord). Tenant agrees that it shall endeavor to minimize disruption to the business of any tenant in the Building at such time as Tenant shall make such repairs on Landlord's behalf. Landlord agrees that it shall reimburse Tenant for the reasonable and actual cost of such repairs upon receipt of original invoices from Tenant documenting its costs and marked "paid in full". This provision shall not be interpreted to allow Tenant to offset Tenant's expenses against future payments of rent.

Section 7.02. Repair and Maintenance of Leased Premises. Landlord shall keep and maintain the Leased Premises in good order, condition and repair. Tenant shall notify Landlord of any items that Tenant believes need repair. Except for the services specified in Section 6.01 (D), (E) and (F), and except for ordinary wear and tear and damage which Tenant is not obligated to repair as provided elsewhere in this Lease but which are a part of Operating Expenses, the cost of all repairs and maintenance to the Leased Premises shall be borne by Tenant, who shall be separately billed and shall reimburse Landlord for the same as additional rent.

Section 7.03. Alterations or Improvements. Tenant may make, or may permit to be made, alterations or improvements to the Leased Premises, but only if Tenant obtains the prior written consent of Landlord thereto which shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant may make or permit to be made alterations or improvements of a non-structural nature to the Leased Premises without the prior written consent of Landlord to the extent that the cumulative cost of such alterations or improvements does not exceed Twenty-Five Thousand Dollars ($25,000.00) in any Lease Year. If Landlord allows Tenant to make any such alterations or improvements, Tenant shall secure all necessary permits and shall make the alterations and improvements in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and quality equal to or better than the original construction of the building and shall comply with such requirements as Landlord considers necessary or desirable, including without limitation, requirements as to the manner in which and the times at which such work shall be done and the contractor or subcontractors to be selected to perform such work. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All alterations, additions or improvements shall be installed at Tenant's sole expense in compliance with all applicable laws and by a licensed contractor approved in writing by Landlord. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of such improvements, alterations or additions to insure against any liability for mechanic's and/or materialmen's liens and to insure completion of the work. Any alterations, improvements or utility installations in, on or about the Leased Premises that Tenant shall desire to make shall be presented to Landlord in written form with proposed detailed plans. If Landlord shall give its consent, such consent shall be conditioned upon (i) Tenant's acquiring a permit to do so from appropriate governmental agencies, (ii) the furnishing of a copy thereof to Landlord prior to the commencement of the work, and (iii) the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner.

Tenant shall promptly pay all costs attributable to such alterations and improvements. Tenant shall promptly repair any damage to the Leased Premises or the Building caused by any such alterations or improvements. Any alterations or improvements to the Leased Premises paid for by Landlord, except movable office furniture and equipment and trade fixtures, shall become a part of the realty and the property of Landlord, and shall not be removed by Tenant. Tenant has the option to remove alterations or improvements to the Leased Premises paid for by Tenant.

Section 7.04. Trade Fixtures. Any trade fixtures installed on the Leased Premises by Tenant at its own expense, such as movable partitions, counters, shelving, showcases, mirrors and the like, may be removed on the expiration or earlier termination of this Lease, provided that Tenant is not then in default, bears the cost of such removal, and repairs at its own expense any and all damage to the Leased Premises resulting from such removal. If Tenant fails to remove any and all fixtures from the Leased Premises on the expiration or earlier termination of this Lease, all such trade fixtures shall become the property of Landlord, provided, however, that Landlord may elect, by written notice to Tenant, to require that Tenant remove all or any portion of such trade fixtures. Promptly after receiving such notice, Tenant shall, at its expense, promptly remove the same and restore the Leased Premises to their prior condition.

ARTICLE 8 - FIRE OR OTHER CASUALTY: CASUALTY INSURANCE

Section 8.01. Substantial Destruction of the Building or the Leased Premises. If either the Building or the Leased Premises are substantially destroyed or damaged (which as used herein, means destruction or material damage to at least fifty percent (50%) of the Building or the Leased Premises) by Fire or other casualty, then either Tenant or Landlord may, at its option, terminate this Lease by giving written notice of such termination to the other party within sixty (60) days after the date of such casualty. In such event, rent shall be apportioned to and shall cease as of the date of such casualty. If neither party exercises its option, then the Leased Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as they were prior to the casualty; provided however, that Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord in accordance with Exhibit "B", and further provided that, if Tenant has made any additional improvements pursuant to Section 7.03, Tenant shall reimburse Landlord for the cost for reconstructing the same. In the event of such reconstruction, rent shall be abated from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the term.

Section 8.02. Partial Destruction of the Leased Premises. If the Leased Premises are damaged by fire or other casualty, but not substantially destroyed or damaged to the extent provided in Section 8.01, then, so long as sufficient insurance proceeds are available for restoration, such damaged part of the Leased Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as it was prior to the casualty; provided however, that Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord in accordance with Exhibit "B", and further provided that, if Tenant has made any additional improvements pursuant to
Section 7.03, Tenant shall reimburse Landlord for the cost of reconstructing the same. In such event, if within the reasonable business judgment of Tenant using quantifiable or verifiable proof the damage is expected to prevent Tenant from carrying on its business in the Leased Premises to an extent exceeding five percent (5%) of its normal business activity, rent shall be abated in the proportion which the approximate area of the damaged part bears to the total area in the Leased Premises from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the Lease Term. Landlord shall use reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to complete the same within one hundred eighty (180) days from the date of the casualty and Landlord shall not have diligently commenced construction, Tenant may, at its option, terminate this Lease by giving Landlord written notice of such termination, whereupon both parties shall be released from all further obligations and liability hereunder.

Section 8.03. Landlord's Insurance. Landlord shall at all times during the term of this Lease carry a policy of insurance which insures the Building, including the Leased Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant or which Tenant may have in the Building or the Leased Premises or any trade fixtures installed by or paid for by Tenant on the Leased Premises or any additional improvements which Tenant may construct on the Leased Premises; and, notwithstanding anything contained herein to the contrary, Landlord shall not be liable, and Tenant releases Landlord from liability, for any loss or damage to such property, regardless of cause, including the negligence of Landlord and its employees, agents, customers and invitees. If the tenant finish improvements or any alterations or improvements made by Tenant pursuant to Section 7.03 result in an increase in the premiums charged during the term of this Lease on the casualty insurance carried by Landlord on the Building, then the cost of such increase in insurance premiums shall be borne by Tenant, who shall reimburse Landlord for the same as additional rent after being separately billed therefor, and such improvements shall be covered and available for replacement in the event of a fire or casualty.

Section 8.04. Waiver of Subrogation. Landlord and Tenant hereby release each other and each other's employees, agents, customers and invitees from any and all liability for any loss, damage, or injury to person or property occurring in, on, about, or to the Leased Premises, or the Building, the Common Areas or personal property within the Building by reason of fire or other casualty which could be insured against under a standard fire and extended coverage insurance policy, regardless of cause, including the negligence of Landlord or Tenant and their respective employees, agents, customers and invitees, and agree that such insurance carried by either of them shall contain a clause whereby the insurer waives its right of subrogation against the other party, provided such insurance is available. Because the provisions of this Section 8.04 are intended to preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurer or any other person, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the provisions of this Section 8.04 and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section 8.04. In the event that such endorsement is not reasonably available from Landlord and Tenant's respective insurance carriers or the foregoing waiver would impair Landlord and Tenant's ability to collect any insurance proceed, then such waiver shall be ineffective.

ARTICLE 9 - INDEMNIFICATION AND PUBLIC LIABILITY INSURANCE

Section 9.01. Tenant's Responsibility. Tenant does hereby indemnify, forever save and hold Landlord and Landlord's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees (collectively, "Landlord's Employees") harmless from and against any and all damages, claims, losses, demands, costs, expenses (including reasonable attorneys' fees and costs), obligations, liens, liabilities, actions and causes of action, threatened or actual, which Landlord may suffer or incur arising out of or in connection with this Lease, including without limitations, Tenant's or Tenant's employees' use of the Leased Premises, the conduct of Tenant's business, any activity, work or things done, permitted or suffered by Tenant in or about the Leased Premises, the Building or Common Area, or Tenant's employees' nonobservance or nonperformance of any statute, law, ordinance, rule or regulation, or any negligence of the Tenant's employees; provided, however, Tenant shall not be obligated to indemnify Landlord and hold it harmless from liability from which Landlord has released Tenant as provided in Section 8.04. Tenant further agrees that in case of any claim, demand, action or cause of action, threatened or actual, against Landlord, Tenant, upon notice from Landlord, shall defend Landlord at Tenant's expense by counsel reasonably satisfactory to Landlord. In the event Tenant does not provide such a defense against any and all claims, demand, actions or causes of action, threatened or actual, then Tenant will, in addition to the above, pay Landlord the attorneys' fees, legal expenses and costs incurred by Landlord in providing or preparing such defense, and Tenant agrees to cooperate with Landlord in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Landlord.

Section 9.02. Tenant's Insurance. Tenant shall at all times during the term of this Lease carry, at its own expense, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages against loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises:

A.      Worker's Compensation        -             minimum statutory amount.

B.      Comprehensive General        -             not less than $1,000,000
        Liability Insurance,                       Combined Single Limit
        including Blanket,                         for both bodily injury
        Contractual Liability                      and property damage.
        Broad Form Property
        Damage, Personal Injury,
        Completed Operations,
        Products Liability,
        Fire Damage.

C. Fire and Extended Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, for the full cost of replacement of Tenant's Property.

Such insurance policy or policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds and shall provide that they may not be canceled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing such coverage. Should Tenant fail to carry such insurance and furnish Landlord with Certificates of Insurance after a written request to do so, Landlord shall have the right to obtain such insurance and collect the cost thereof from Tenant as additional rent.

ARTICLE 10 - EMINENT DOMAIN

If the whole or any part of the Leased Premises shall be taken for public or quasi-public use by a governmental or other authority having the power of eminent domain or shall be conveyed to such authority in lieu of such taking, then Landlord shall have the option to terminate this Lease upon thirty (30) days written notice from Landlord to Tenant provided such taking materially and substantially impairs the Tenant's ability to conduct its normal operations to the extent that the Tenant shall abandon the Leased Premises. In the event Landlord does not exercise such option, and if such taking or conveyance would cause the remaining part of the Leased Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then Tenant may, at its option, terminate this Lease as of the date Tenant is required to surrender possession of the Leased Premises by giving Landlord written notice of such termination. If a part of the Leased Premises shall be taken or conveyed but the remaining part is tenantable and adequate for Tenant's use, and Landlord does not exercise its option to terminate this Lease, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed tenantable; and the rent shall be reduced in proportion to the part of the Leased Premises so taken or conveyed. All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its rights, title and interest in an to any such award. However, Tenant shall have the right to assert a claim against such authority, but not from Landlord, provided such compensation as may be awarded to Tenant shall not diminish Landlord's award.

ARTICLE 11 - LIENS

If, because of any act or omission of Tenant or any person claiming by, through, or under Tenant, any mechanic's lien or other lien shall be filed against the Leased Premises or the Building or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged of record within thirty-five (35) days after the date of filing thereof, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof. Landlord may, but shall not be obligated to, pay the claim upon which such lien is based so as to have such lien released of record; and, if Landlord does so, then Tenant shall pay to Landlord, upon demand, the amount of such claim, plus all other costs and expenses incurred in connection therewith, plus interest thereon at the rate of eighteen percent (18%) per annum or at the Prime Rate [as defined in Section 3.02 (A) (2) hereof] plus four percent (4%) per annum, whichever is higher.

ARTICLE 12 - RENTAL, PERSONAL PROPERTY AND OTHER TAXES

Tenant shall pay before delinquency any and all taxes, assessments, fees or charges, including any sales, gross income, rental, business occupation or other taxes, levied or imposed upon Tenant's business operations in the Leased Premises and any personal property or similar taxes levied or imposed upon Tenant's trade fixtures, leasehold improvements or personal property located within the Leased Premises. In the event any such taxes, assessments, fees or charges are charged to the account of, or are levied or imposed upon the property of Landlord, Tenant shall reimburse Landlord for the same as additional rent. Notwithstanding the foregoing, Tenant shall have the right to contest in good faith any such item and to defer payment until after Tenant's liability therefor is finally determined.

If any tenant finish improvements, trade fixtures, alterations or improvements or business machines and equipment located in, on or about the Leased Premises, regardless of whether they are installed or paid for by Landlord or Tenant and whether or not they are affixed to and become a part of the realty and the property of Landlord, are assessed for real property tax purposes at a valuation higher than that at which other such property in other leased space in the Building is assessed, then Tenant shall reimburse Landlord as additional rent for the amount of real property taxes shown on the appropriate county official's records as having been levied upon the Building or other property of Landlord by reason of such excess assessed valuation.

ARTICLE 13 - ASSIGNMENT AND SUBLETTING

Tenant may assign or transfer this Lease or sublease all or any part of the Leased Premises without Landlord's approval provided that:(i) the new entity shall use the Leased Premises for any or all of the uses permitted to Tenant in the Basic Lease

Provisions, (ii) Tenant gives prior written notice to Landlord, and (iii) the assignment or subletting shall be otherwise subject to all of the terms, covenants and conditions of the Lease; provided, however, that a sublease need not include similar terms, covenants and conditions as to lease term, rights to renew, rights to expand, rights to purchase and other matters not essential to occupancy of the subleased premises. In the event of any assignment or subletting, Tenant shall, nevertheless, remain primarily liable to perform the obligations imposed on Tenant hereunder. In addition, any assignment or sublease profits (i.e., gross rent proceeds received by Tenant after deduction of all expenses incurred by Tenant in connection with such subleasing or assignment) shall be divided equally between Landlord and Tenant as the same are received. Landlord shall not have the right or option to recapture any space which Tenant assigns or subleases in accordance with the terms hereunder.

ARTICLE 14 - TRANSFERS BY LANDLORD

Section 14.01. Sale and Conveyance of the Building. Landlord shall have the right to sell, convey or transfer its Interest in the Building or the control thereof at any time during the term of this Lease, subject only to the rights of Tenant hereunder; and such sale and conveyance or other transfer of Landlord's interest or control of the Building shall operate to release Landlord's interest from liability hereunder after the date of such conveyance as provided in
Section 15.04.

Landlord hereby represents that (i) it is the fee simple title holder of the Building, (ii) the person executing this Lease on behalf of Landlord has full authority to do so and such signature shall bind the Landlord and (iii) upon the execution date of this Lease there is no mortgage existing on the Building.

Landlord hereby consents to the recording of, and agrees to execute if requested by Tenant, a memorandum of lease provided said memorandum does not disclose any significant economic terms of this Lease.

Section 14.02. Subordination. Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage; and the recording of any such mortgage shall make it prior and superior to this Lease regardless of the date of execution or recording of either document. Notwithstanding the foregoing, no default by Landlord under any such mortgage shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for the foreclosure of any such mortgage, attorn to the purchaser upon any such foreclosure and recognize such purchaser as the landlord under this Lease.

ARTICLE 15 - DEFAULTS AND REMEDIES

Section 15.01. Defaults by Tenant. The occurrence of any one or more of the following events shall be a default under and breach of this Lease by Tenant:

A. Tenant shall fail to pay any Monthly Rental Installment of Minimum Annual Rent or the Annual Rental Adjustment within ten (10) days after written notice that such payments are due and payable, or any other amounts due Landlord from Tenant as additional rent or otherwise, including any amounts owed by Tenant for Building Non-Standard Work, within thirty (30) days after written notice the same shall be due and payable.

B. Tenant shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of ten(10)days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such ten-day period, such default shall be deemed to have been cured if Tenant commences such performance within said ten-day period and thereafter diligently undertakes to complete the same and does so complete the required action within a reasonable time.

C. A trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets in, on or about the Leased Premises or of Tenant's interest in this Lease (and Tenant does not regain possession within sixty (60) days after such appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter).

D. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant pursuant to any federal or state statute (and, with respect to any such petition filed against it, Tenant fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

Section 15.02. Remedies of Landlord. Upon the occurrence of any event of default set forth in Section 15.01, Landlord shall have the following rights and remedies, in addition to those allowed by law, any one or more of which may be exercised without further notice to or demand upon Tenant;

A. Landlord may re-enter the Leased Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, regardless of whether caused by Landlord's negligence or otherwise.

B       1. Landlord may terminate this Lease as of the date of such default, in which event: (i) neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the Leased Premises, and Tenant shall immediately thereafter surrender the Leased Premises to Landlord; (ii) Landlord may re-enter the Leased premises and dispossess Tenant or any other occupants of the Leased Premises by any means permitted by law, and may remove their effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent; and (iii) notwithstanding the termination of this Lease, Landlord may declare all rent which would have been due under this Lease for the balance of the term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of such termination, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (B) (1) of Section 15.02 shall survive the termination of this Lease; or

        2. Landlord may, without terminating this Lease, reenter the Leased Premises and re-let all or any part of the Leased Premises for a term different from that which would otherwise have constituted the balance of the term of this Lease and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall immediately be obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent reletting of the Leased Premises, for the period which would otherwise have constituted the balance of the term of this Lease, together with all of Landlord's reasonable costs and expenses for preparing the Leased Premises for re-letting, including all repairs, tenant finish improvements, brokers, and attorneys' fees, and all loss or damage which Landlord may sustain by reason of such re-entry and re-letting.

C. Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

Section 15.03. Default by Landlord and Remedies of Tenant. It shall be a default under and breach of this Lease by Landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Tenant; provided, however, that if the term, condition covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same, and further provided that Landlord shall not be in default if Landlord's failure to perform or observe some term, condition, covenant, or obligation under this Lease is due to causes beyond the reasonable control of Landlord. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, setoff or abate any rent due hereunder.

Section 15.04. Limitation of Landlord's Liability. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease and does not cure such failure as provided in Section 15.03, and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that Landlord shall have no personal liability, and Tenant shall look solely to Landlord's right and leasehold interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment and that Landlord shall not be liable for any deficiency.

The references to "Landlord" in this Lease shall be limited to mean and include only the owner of the Building or the owners of the leasehold interest in the Building. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" initially named herein, or in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations except as to preexisting defaults or events of default. The covenants and obligations contained in this Lease on the part of "Landlord" shall be binding on the Landlord or any transferor only during the periods it is a landlord hereunder.

Section 15.05. Non-Waiver of Defaults. The failure or delay by either party hereto to exercise or enforce at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default and breach of the Lease shall be deemed to be a waiver of any other or further default and breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

Section 15.06. Attorney's Fees. In the event either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party employs attorneys to enforce all or any part of this Lease, collect any rent due or to become due or recover possession of the Leased Premises, the defaulting party agrees to reimburse the non-defaulting party for the attorney's fees incurred thereby.

Section 15.07. Force Majeure. Notwithstanding any other provision contained in this Lease or elsewhere, Landlord shall not be chargeable with, liable for, or responsible to Tenant for anything or in any amount for any failure to perform or delay caused by fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, action, restrictions, limitations, or interference of governmental authorities or agents, war, invasion, insurrection, rebellion, riots, strikes or lockouts or any other cause whether similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord and any such failure or delay due to said causes or any of them shall not be deemed a breach of or default in the performance of this Lease.

ARTICLE 16 - LANDLORD'S RIGHT TO RELOCATE TENANT - INTENTIONALLY OMITTED

ARTICLE 17 - NOTICE AND PLACE OF PAYMENT

Section 17.01. Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or mailed by Registered or Certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Item K of the Basic Lease Provisions. When so mailed, the notice shall be deemed to have been given as of the date it was mailed. The address specified in Item K of the Basic Lease Provisions may be changed by giving written notice thereof to the other party.

Section 17.02. Place of Payment. All rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord at the address specified in Item K of the Basic Lease Provisions or to Landlord's management agent at any other address Landlord may specify from time to time by written notice given to Tenant.

ARTICLE 18 - MISCELLANEOUS GENERAL PROVISIONS

Section 18.01. Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Leased Premises or the Building or with respect to the suitability or condition of any part of the Building for the conduct of Tenant's business except as provided in this Lease; and any exhibits or attachments hereto.

Section 18.02. Insolvency or Bankruptcy. In no event shall this Lease be assigned or assignable by operation of law, and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

Section 18.03. Common Areas. The term "Common Areas" as used in this Lease, refers to the areas of the Building which are designed for use in common by all tenants of the Building and their respective employees, agents, customers, invitees and others, and includes, by way of illustration and not limitation, entrances and exits, hallways and stairwells, elevators, restrooms, sidewalks, landscaped areas and other areas as may be designated by Landlord as part of the Common Areas of the Building. Tenant shall have the nonexclusive right, in common with others, to use the Common Areas, subject to such nondiscriminatory rules and regulations as may be adopted by Landlord including those set forth in
Section 5.02 and Exhibit "C" of this Lease.

Section 18.04. Choice of Law. This Lease shall be governed by and construed pursuant to the laws of the State of Ohio.

Section 18.05. Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

Section 18.06. Name. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises, and in no event shall Tenant acquire any rights in or to such names.

Section 18.07. Examination of Lease. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

Section 18.08. Defined Terms and Marginal Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

Section 18.09. Prior Agreements and Amendments to this Lease. This Lease and the letter of understanding executed pursuant to Section 2.03 hereof contain all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

Section 18.10. Payment of and Indemnification for Leasing Commissions. The parties hereby acknowledge, represent and warrant that the only real estate broker or brokers involved in the negotiation and execution of this Lease is the broker or brokers named in Item I of the Basic Lease Provisions; that Landlord is obligated to pay to it or them or for their benefit a leasing commission; and that no other broker or person is entitled to any leasing commission or compensation as a result of the negotiation or execution of this Lease. Each party shall indemnify the other party and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

Section 18.11. Severability of Invalid Provisions. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

Section 18.12. Definition of the Relationship between the Parties. Landlord shall not, by virtue of the execution of this Lease or the leasing of the Leased Premises to Tenant, become or be deemed a partner of or joint venturer with Tenant in the conduct of Tenant's business on the Premises or otherwise.

Section 18.13. Estoppel Certificate. Tenant shall, within ten (10) days following receipt of a written request from Landlord, execute, acknowledge and deliver to Landlord or to any lender, purchaser or prospective lender or purchaser designated by Landlord a written statement, in such form as Landlord may reasonably request, certifying (i) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults (or specifying such defaults if any are claimed), and (iv) any other matters or state of facts reasonably required respecting the Lease or Tenant's occupancy of the Leased Premises. Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the Building. Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Landlord's performance hereunder.

Section 18.14. Hazardous Waste. Tenant shall not in any manner use, maintain or allow the use or maintenance of the Leased Premises in violation of any law, ordinance, statute, regulation, rule or order (collectively "Laws") of any governmental authority, including but not limited to Laws governing zoning, health, safety (including fire safety), occupational hazards; and pollution and environmental control. Tenant shall not use, maintain or allow the use or maintenance of the Leased Premises or any part thereof to treat, store, dispose of, transfer, release, convey or recover hazardous, toxic or infectious waste nor shall Tenant otherwise, in any manner, possess or allow the possession of any hazardous, toxic or infectious waste on or about the Leased Premises; provided, however, any toxic material lawfully permitted and generally recognized as necessary and appropriate for general office use may be stored and used on the Leased Premises so long as (i) such storage and use is in the ordinary course of Tenant's business permitted under this Lease; (ii) such storage and use is performed in compliance with all applicable Laws and in compliance with the highest standards prevailing in the industry for the storage and use of such materials; (iii) Tenant delivers prior written notice to Landlord of the identity of and information regarding such materials as Landlord may require; and (iv) Landlord consents thereto. Hazardous, toxic or infectious waste shall mean any solid, liquid or gaseous waste, substance or emission or any combination thereof which may (i) cause or significantly contribute to an increase in mortality or in serious illness, or (ii) pose the risk of a substantial present or potential hazard to human health, to the environment or otherwise to animal or plant life, and shall include without limitation hazardous substances and materials described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act, as amended; and any other applicable federal, state or local Laws. Tenant shall immediately notify Landlord of the presence or suspected presence of any hazardous, toxic or infectious waste on or about the Leased Premises and shall deliver to Landlord any notice received by Tenant relating thereto.

Landlord and its agents shall have the right, but not the duty, to inspect the Leased Premises and conduct tests thereon at any time to determine whether or the extent to which there is hazardous, toxic or infectious waste on the Leased Premises. Landlord shall have the right to immediately enter upon the Leased Premises to remedy any contamination found thereon. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby. If any lender or governmental agency shall ever require testing to ascertain whether there has been a release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as Additional Rent if such requirement arose in whole or in part because of Tenant's use of the Leased Premises. Tenant shall execute affidavits, representations and the like from time to time, at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of any hazardous, toxic or infectious waste on the Leased Premises or Tenant's intent to store or use toxic materials on the Leased Premises. Tenant shall indemnify and hold harmless Landlord from any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees and costs of remediation, incurred by Landlord in connection with any breach by Tenant of its obligations under this section. The covenants and obligations of Tenant under this Section 18.14 shall survive the expiration or earlier termination of this Lease for a period of five (5) years.

Landlord represents to Tenant that (i) Landlord has not received any written notice of any release, leak, discharge, spill, disposal or emission of hazardous, toxic or infectious waste on the Leased Premises and (ii) Landlord has been provided with that certain environmental assessment report of the Building dated September 30, 1993 and prepared by Rust Environment and Infrastructure, Incorporated, a copy of which is attached and made a part of this Lease on Exhibit "E".

Section 18.15. Agency Disclosure. Tenant acknowledges having reviewed the Agency Disclosure Statement and Tenant acknowledges that said Statement is signed and attached hereto and made a part hereof as Exhibit "F". The broker as provided in
Item I of the Basic Lease Provisions, its agent and employees, have represented only the Landlord, and have not in any way represented the Tenant, in the marketing, negotiation, and completion of this lease transaction.

Section 18.16. Financial Statements. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within ninety (90) days following the end of Tenant's fiscal year and upon Landlord's written request therefor not more than one (1) time per Lease Year, a copy of Tenant's most recent certified and audited financial statements prepared as of the end of Tenant's fiscal year. Such financial statements shall be prepared in conformity with generally accepted accounting principles consistently applied.

Section 18.17. Representations and Indemnifications. Any representations and indemnifications of Landlord contained in the Lease shall not be binding upon
(i) any mortgagee having a mortgage presently existing or hereafter placed on the Building, or (ii) a successor to Landlord which has obtained or is in the process of obtaining fee title interest to the Building as a result of a foreclosure of any mortgage or a deed in lieu thereof.

Section 18.18. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is a corporation that is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

Section. 18.19. Right of First Refusal. If Tenant is not in default hereunder and provided that at least thirty-six (36) months remain in the Lease Term, Landlord agrees that prior to leasing to new tenants, the balance of the vacant space in the Building or space which becomes vacant in the Building (the "Refusal Space"), it will first offer to lease all of the Refusal Space to Tenant for the balance of the Lease Term. In the event Landlord intends to lease the Refusal Space to a bona fide third party, Landlord will give Tenant written notice of such intent; and Tenant shall have five (5) business days after receipt of such notice to notify Landlord in writing of its agreement to lease the Refusal Space. Such leasing shall be on the same terms and conditions as in the Lease for the Leased Premises and shall include a tenant finish allowance or $1.25 per full year of Lease

Term remaining. In the event that Landlord's proposed transaction with the prospective tenant which triggered the right hereunder is not closed within six
(6) months of the date Tenant shall decline the Refusal Space, then Tenant's right with respect to such Refusal Space shall be deemed to be reinstated and available for exercise pursuant to the terms herein.

Section 18.20. Option to Renew. If Tenant is not in default hereunder, Tenant shall have the option to renew the Lease Term for one (1) additional period of five (5) years ("Option Period"). Such renewal shall be upon the same terms and conditions contained in the Lease for the original Lease Term except for this provision giving the renewal option and subject to an adjustment of the Minimum Annual Rent. Such option shall be exercised by the occurrence of the following events: (i) Tenant's giving written notice to Landlord of its intention to renew the Lease Term no later than nine (9) months prior to the expiration of the original Lease Term; and (ii) Tenant's giving written notice to Landlord of its acceptance of the Minimum Annual Rent as adjusted herein within ten (10) days following receipt of the Landlord's written notification of the Minimum Annual Rent for the option Period.

The Minimum Annual Rent for the Option Period shall be an amount equal to the Minimum Annual Rent then being quoted by landlord's to prospective tenants for space of comparable size and quality and with similar or equivalent improvements in the comparable buildings in a comparable location; provided, however, that in no event shall the Minimum Annual Rent payable during such Option Period be less than the Minimum Annual Rent payable during the last year of the original Lease Term. Landlord shall notify Tenant of the amount of any rent change no later than thirty (30) days after receiving notice of Tenant's intent to exercise such option to renew. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Option Period and shall be paid at the same time and in the same manner as provided in the lease. In the event that the parties cannot agree to the Minimum Annual Rent for the Option Period, the parties agree to submit such rent determination to arbitration in accordance with the rules and procedures of the American Arbitration Association using the method commonly known as "Baseball Style Arbitration."

Section 18.21. Option to Terminate. Provided Tenant is not in default hereunder, Tenant shall have the option to terminate this Lease at the end of the forty eighth (48th) and eighty-fourth (84th) months of the Lease Term. Such options shall be exercised by (i) Tenant's giving written notice to Landlord of its intention to terminate at least nine (9) months prior to the effective date of such termination (i.e., nine (9) months prior to the expiration of the forty-eighth (48th) or eighty-fourth (84th) months of the Lease Term), and (ii) Tenant's payment to Landlord of an amount equal to One Million Three Hundred Sixty Two Thousand Two Hundred Forty Eight Dollars ($1,362,248.00) for termination in the forty-eighth (48th) month and Seven Hundred Ninety Two thousand and Two Dollars ($792,002.00) if terminated at the eighty-fourth (84th) month, which shall accompany the notice provided in (i) above. Such payment is made in consideration for Landlord's grant of this option to terminate, to compensated Landlord for rental and other concessions given to Tenant, and for other good and valuable consideration. Such payment shall not in any manner affect Tenant's obligations to pay Minimum Annual Rent and additional rent or to perform its obligations under the Lease up to and including the date of termination. Failure to timely and properly exercise either option shall forever waive and extinguish it. If any such option is validly exercised, then upon such termination, each party shall be released from further liability hereunder and this Lease shall be null and void; provided, however, that such termination shall not affect any right or obligation arising prior to such termination.

Section 18.22. Parking. Tenant will be allowed the use of five (5) parking spaces per 1,000 rentable square feet of leased space on an unreserved basis. Five (5) of these spaces will be identified as customer parking spaces for Tenant's clients and located in reasonable proximity to the Building's main entrance.

Section 18.23. Shuttle Van. The Landlord will provide Three Hundred Sixty Dollars ($360.00) per month to lease a vehicle of Tenant's choice for a period of three (3) years. Tenant will be responsible for operation, maintenance, insurance and any other costs and all liability associated with the vehicle, which at Tenant's option may be applied on a credit against Minimum Annual Rent.

Section 18.24. Signage. Tenant shall have the right, at its sole cost and expense, to erect a sign on the face of the Building and a sign at the entrance of the Building parking lot (together the "Signs") identifying the Tenants' business name. The location, style and size of the Signs shall be subject to Landlord's prior written approval. Tenant agrees to maintain such Signs in a first class condition and in compliance with all zoning and building codes throughout the Lease Term. Landlord does not warrant the approval of such signs by the municipality having jurisdiction thereof, but Landlord shall cooperate with Tenant in seeking such necessary approvals. Upon expiration or early termination of the Lease Term, Tenant shall remove the Signs and repair all damage to the Building caused thereby. Any language in the Lease notwithstanding, Tenant shall indemnify and hold harmless Landlord from any and all liability for any lose of or damage or injury to any person (including death resulting therefrom) or property connected with or arising from the Signs or the rights granted Tenant herein. So long as Tenant shall lease not less than fifty-eight percent (58%) of the rentable area of the Building, (i) Tenant's right herein to signage on the exterior face of the Building shall be exclusive to all other tenant's in the Building and (ii) Landlord shall permit only one
(1) other sign at the entrance of the Building which shall not be larger than the sign permitted Tenant herein.

Section 18.25 Contingency.. Notwithstanding anything contained in this Lease to the contrary, in the event that Tenant is not able to obtain the approval of the Job Tax Credit Commission to substantially all of the tax relief described on the letter attached hereto as Exhibit "G" on or before June 10, 1995, Tenant shall have the right to terminate this Lease by written notice to Landlord, which notice must be sent to Landlord on or before

June 12, 1995 (the "Notice Period"). In the event that Tenant properly exercises such right of termination, this Lease shall terminate and be of no further force or effect except that Tenant shall promptly reimburse Landlord for all verifiable obligations, costs, expenses and liabilities incurred by Landlord in connection with constructing the tenant improvements for the Leased Premises, including but not limited to, demolition costs, permitting fees, costs associated with the preparation of drawings and plans for the Leased Premises and any other construction costs. In the event that Tenant shall fail to properly exercise Tenant's termination option described in this paragraph before the expiration of the Notice Period, such termination right shall be deemed to be waived and of no further force or effect.

Section 18.26. Consent to be Reasonable. Wherever in the Lease it is required that consent or approval of the other party shall be required, such consent or approval which is required shall not be unreasonably withheld, delayed or denied.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                                            LANDLORD:

                                            DUKE REALTY LIMITED
                                            PARTNERSHIP
WITNESSES:

/s/ James W. Gray                           By: Duke Realty Investments,
    James W. Gray                               Inc., as general partner
    (Printed)
                                            /s/ By: Daniel C. Staton
/s/ Kimberly Bush                                   Daniel C. Staton
    Kimberly Bush                                   Executive Vice
    (Printed)                                       President

                                            TENANT:

                                            ENTEX INFORMATION SERVICES,
                                            INC., a Delaware corporation

WITNESSES:

/s/ Robert A. Weber
    Robert A. Weber                         /s/ By: Robert R. Auray, Jr.
    (Printed)

/s/ Kathleen M. Felker                      Printed: Robert R. Auray, Jr
    Kathleen M. Felker                      Title: Executive Vice President, CFO
    (Printed)

STATE OF OHIO         )
                      )SS:
COUNTY OF HAMILTON    )

        Before me, a Notary Public in and for said County and State, personally appeared Daniel C. Staton, by me known and by me known to be the Executive Vice President of Duke Realty Investments, Inc., an Indiana limited partnership, who acknowledged the execution of the foregoing "Lease" on behalf of said partnership.

Witness my hand and Notarial Seal this 16th day of May, 1995.

                                            /s/ Kimberly Bush
                                                Notary Pubic

                                                Kimberly Bush
                                                (Printed Signature)

My Commission Expires:  8-17-99
                                                    (Stamp Omitted)
My County of Residence:  Butler


STATE OF New York            )
                             )SS:
COUNTY OF WESTCHESTER        )

        Before me, a Notary Public in and for said County and State, personally appeared ROBERT AURAY, by me known and by me known to be the EVP/CFO, of ENTEX Information Services, Inc., a(n) DELAWARE corporation, who acknowledged the execution of the foregoing "Lease" on behalf of said corporation.

        WITNESS my hand and Notarial Seal this 15th day of May, 1995.

                                            /s/ Margaret J. O'Hare
                                                Notary Public

                                                (Stamp Omitted)

My Commission Expires:  11-19-96
My County of Residence:  Westchester

                                   Exhibit A

                                 [FLOOR PLANS]


                                  (NOT SHOWN)

                              FIRST LEASE AMENDMENT
                              ---------------------

            THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 27 day of October, 1995 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").


                              W I T N E S S E T H:
                              --------------------

            WHEREAS, Landlord and Tenant entered into a certain Lease dated May 15, 1995 (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 81,972 square feet of space (the "Leased Premises") located in a building commonly known as 4705 Duke Drive, Suite 100, Mason, Ohio 45040; and

            WHEREAS, Landlord and Tenant desire to include costs of tenant finish improvements as part of the Minimum Rent; and

            WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such inclusion;

            NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

            1. Amendment of Section 1.02. Basic Lease Provisions. Commencing September 1, 1995, Section 1.02.D. and E. are hereby deleted in their entirety and are replaced by the following:

            D. Minimum Annual Rent:

               Year 1                              $437,321.40
               Years 2 - 5                         $843,082.80
               Years 6 - 10                        $925,054.80

            E. Minimum Monthly Rent:

               Months 1 - 12                       $36,443.45
               Months 13 - 60                      $70,256.90
               Months  61 - 120                    $77,087.90

            2. Amendment of Section 3.03. Contribution for Certain Tenant Finish Improvements. Commencing September 1, 1995, Section 3.03 of the Lease is hereby amended to change the amount of One Hundred Sixty-Four Thousand Dollars ($164,000.00) to One Hundred Sixty-Six Thousand One Hundred Thirty-One Dollars ($166,13l.00).

            3. Amendment of Section 18.21. Section 18.21 of the Lease is hereby amended to allow Landlord to increase the stated termination fee by the amount of any unpaid unamortized costs of tenant finish improvements, should Tenant exercise its right to terminate the Lease in the forty-eighth (48th) month or the eighty-fourth (84th) month of the Lease Term.

            4. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

            5. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

            6. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

            7. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                    LANDLORD:

                                    DUKE REALTY LIMITED PARTNERSHIP,
                                    an Indiana limited partnership

WITNESSES:
/s/ signature not legible           By:  Duke Realty Investments, Inc.
                                         its General Partner

/s/ Nicole C. Stevens
Nicole C. Stevens                   By:  /s/ Jeffrey G. Tulloch
(Printed)                                Jeffrey G. Tulloch
                                         Vice President - General Manager

                                    TENANT:

WITNESSES:                          ENTEX INFORMATION SERVICES, INC.,
/s/ Thomas D.Neilly                 a Delaware corporation
Thomas D. Neilly
(Printed)                           By: /s/ Robert Auray, Jr.

/s/ Rosemarie Burguiere             Printed: Robert Auray, Jr.
Rosemarie Burguiere
(Printed)                           Title: EVP/CFO

STATE OF OHIO           )
                        ) SS:  Jeffrey G. Tulloch
COUNTY OF HAMILTON      )

            Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President - General Manager of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership.

            WITNESS my hand and Notarial Seal this 27 day of October, 1995.


                                             /s/ JOAN WOLPIN
                                             Notary Public

                                             (Printed Signature)


My Commission Expires:_______________

My County of Residence:______________[Notary Seal not shown]


STATE OF New York     )
                      ) SS:
COUNTY OF Westchester )


            Before me, a Notary Public in and for said County and State, personally appeared Robert R. Auray, Jr., by me known and by me known to be the EVP & CFO of Entex Information Services, Inc., who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

            WITNESS my hand and Notarial Seal this 16th day of October, 1995.


                                                  /s/ MARGARET J. O'HARE
                                                  Notary Public

                                                  (Printed Signature)

My Commission Expires:                            Notary seal not shown
My County of Residence:  Westchester

                             SECOND LEASE AMENDMENT
                             ----------------------

        THIS SECOND LEASE AMENDMENT (the "Amendment") is executed this 6 day of November, 1995 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").


                              W I T N E S S E T H :
                              - - - - - - - - - - -

        WHEREAS, Landlord and Tenant entered into a certain Lease dated May 15, 1995, as amended on October 17, 1995 (collectively the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 81,972 square feet of space (the "Leased Premises") located in a building commonly known as 4705 Duke Drive, Suite 100, Mason, Ohio 45040; and

        WHEREAS, Landlord and Tenant desire to expand the Original Premises by 25,012 square feet (the "Additional Space"). Collectively, the Original Premises and Additional Space shall hereinafter be referred to as the "Leased Premises"; and

        WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

        1. Amendment of Article 1.

        (a) Commencing July 18, 1996, Section 1.01 of Article 1 of the Lease is hereby amended by substituting Exhibit A-1, attached hereto and incorporated herein by reference, on which the Original Premises are striped, the Additional Space is cross-hatched, in lieu of Exhibit A attached to the Lease.
        (b) Commencing July 18, 1996, Article 1, Section 1.02 (B,C,D and E) are hereby amended as follows:

        B. Rentable Area: 106,984 rentable square feet, consisting of the following spaces;

        Floor 1      20,943 rentable square feet
        Floor 2      14,014 rentable square feet
        Floor 4      25,012 rentable square feet
        Floor 5      23,983 rentable square feet
        Floor 6      23,032 rentable square feet

            Total 106,984 rentable square feet

            Landlord shall use BOMA standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord (applying BOMA standards) from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of Tenant's Building Expense Percentage and Tenant's Minimum Annual Rent. Landlord's measurement of the Rentable Area of Tenant shall be subject to field verification by Tenant or its designated representative.

            C. Building Expense Percentage: 75.9% (Rentable Area of Tenant/106,984 square feet divided by Rentable Area of Building/140,984 square feet)

            D.  Minimum Annual Rent:

                *July 18, 1996 - July 17, 2000  $1,091,952.96 (per year)
                 July 18, 2000 - July 17, 2005  $1,198,936.20 (per year)

            E.  Minimum Monthly Rent:

                *July 18, 1996 - July 17, 2000  $90,996.08 (per month)
                 July 18, 2000 - July 17, 2005  $99,911.35 (per month)

                *In the event that Tenant elects to occupy the Additional Space prior to July 18, 1996, Tenant shall pay to Landlord as Minimum Annual Rent a rental rate of Four Dollars and Ninety-eight Cents ($4.98) per square foot of occupied Additional Space plus Operating Expenses from the date of occupancy through July 18, 1996. Thereafter, Minimum Annual Rent shall be paid in accordance with Sections 1.02.D. and E. of these Basic Lease Provisions.

            2. Incorporation into Article 2. The following shall be added to
Article 2 of the Lease:
---------
               Landlord agrees to provide Tenant with an allowance for tenant finish improvements for the Additional Space. Duke Construction will perform the work required. Tenant will determine the improvements desired and communicate that to Landlord no later than April 15, 1996. Landlord shall complete the Additional Space as early as reasonably possible should Tenant desire to occupy earlier than July 18, 1996. In any event, Landlord will complete the Additional Space by July 18, 1996, subject to force majuere and Tenant caused delays. Landlord shall provide an allowance equal to Two Hundred Eighty-One Thousand Three Hundred Eighty-Five Dollars ($281,385.00) for the tenant finish improvements. Additional costs of tenant finish improvements, if any, shall be borne by Tenant. Upon completion of the work in the Additional Space, Tenant shall execute a letter of understanding as referred to in Section 2.03 of the Lease.

            3. Amendment of Section 3.03. Contribution for Certain Tenant Finish Improvements. Section 3.03 of the Lease is hereby deleted in its entirety and is of no further force or effect.

            4. Amendment of Section 18.21. Section 18.21 of the Lease is hereby amended to allow Landlord to increase the stated termination fee to One Million Six Hundred Sixty-One Thousand Ninety Dollars ($1,661,090.00), should Tenant exercise its right to terminate the Lease in the forty-eighth (48th) month or to Nine Hundred Sixty-Five Thousand Seven Hundred Forty-Five Dollars ($965,745.00) should Tenant exercise its right to terminate the Lease in the eighty-fourth
(84th) month of the Lease Term.

            5. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

            6. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

            7. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

            8. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                          LANDLORD:

                                          DUKE REALTY LIMITED PARTNERSHIP,
                                          an Indiana limited partnership
WITNESSES:
/s/ James W. Gray                          By: Duke Realty Investments, Inc.
James W. Gray                                  its General Partner
(Printed)                                  By: /s/ Jeffrey G. Tulloch
/s/ Nicole C. Stevens                          Jeffrey G. Tulloch
Nicole C. Stevens                          Vice President and General
(Printed)                                  Manager


                                           TENANT:

WITNESSES:                                 ENTEX INFORMATION SERVICES, INC.,
/s/ Thomas D. Neilly                                   a Delaware corporation
Thomas D. Neilly
(Printed)                                  By: /s/ Robert Auray
/s/ Barbara O'Connell                      Printed: Robert Auray
Barbara O'Connell                          Title: Executive Vice President, CFO
(Printed)

STATE OF OHIO         )
                      )     SS:
COUNTY OF HAMILTON    )

            Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President and General Manager of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Second Lease Amendment" on behalf of said partnership.

            WITNESS my hand and Notarial Seal this 6 day of November, 1995.

                                  /s/ Joan Wolpin
                                  Notary Public

                                 (Printed Signature)

My Commission Expires:  __________________

My County of Residence: __________________      [Notarial Seal Not Shown]

STATE OF NEW YORK      )
                       )   SS:
COUNTY OF WESTCHESTER  )

            Before me, a Notary Public in and for said County and State, personally appeared Robert Auray, by me known and by me known to be the Executive Vice President, CFO of Entex Information Services, Inc., who acknowledged the execution of the foregoing "Second Lease Amendment" on behalf of said corporation.

            WITNESS my hand and Notarial Seal this 6th day of November, 1995.

                                  /s/ Lynne A. Burgess
                                  Notary Public

                                 Lynne A. Burgess
                                 (Printed Signature)

My Commission Expires:  __________________

My County of Residence: __________________      [Notarial Seal Not Shown]

                                   EXHIBIT A1





                                 [FLOOR PLANS]

                              THIRD LEASE AMENDMENT
                              ---------------------

            THIS THIRD LEASE AMENDMENT (the "Amendment") is executed this 18th day of APRIL, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").


                             W I T N E S S E T H :
                             - - - - - - - - - - -

            WHEREAS, Landlord and Tenant entered into a certain Lease dated May 15, 1995, as amended October 27, 1995 and November 6, 1995 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises originally consisting of approximately 81,972 square feet of space (the "Original Premises") and 25,012 square feet of additional space ("Additional Space") located in a building commonly known as 4705 Duke Drive, Mason, Ohio 45040; and

            WHEREAS, Landlord and Tenant desire to expand the Original Premises and Additional Space by approximately 4,208 rentable square feet (the "Second Additional Space"). Collectively, the Original Premises, the Additional Space and Second Additional Space shall hereinafter be referred to as the "Leased Premises"; and

            WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion;

            NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

            1. Amendment of Article 1.

               (a) Commencing on April 15, 1996, Section 1.01 of Article 1 of the Lease is hereby amended by substituting Amended Exhibit A-1, attached hereto and incorporated herein by reference, on which the Original Premises are striped and the Additional Space is cross-hatched, in lieu of Exhibit A-1 attached to the Lease.

               (b) Commencing on July 18, 1996 or such earlier time as Tenant occupies the Second Additional Space, Section 1.01 of Article 1 of the Lease is hereby amended by adding Exhibit A-2, attached hereto and incorporated herein by reference, on which the Second Additional Space is cross-hatched.

               (c) Commencing April 15, 1996, Subsections B, C, D and E of
Section 1.02 of the Lease are hereby deleted and the following are substituted in lieu thereof:

            B. Rentable Area: approximately 106,984 rentable square feet consisting of the following spaces;

                 Floor 1  20,943 rentable square feet
                 Floor 2  14,014 rentable square feet
                 Floor 4  25,O12 rentable square feet
                 Floor 5  23,983 rentable square feet
                 Floor 6  23,032 rentable square feet

                 Total: 106,984 rentable square feet;

            C. Building Expense Percentage: 75.9% (Rentable Area of Tenant/106,984 square feet divided by Rentable Area of Building/140,984 square feet);

            D.   Minimum Annual Rent

                 April 15, 1996 - July 17, 1996   $  144,296.72
                 July 18, 1996 - July 17, 2000    $1,091,952.96
                 July 18, 2000 - July 17, 2005    $1,198,936.20;

            E.   Monthly Rental Installments:

                 April 15, 1996 - July 17, 1996   $   46,823.43
                 July 18, 1996 - July 17, 2000    $   90,996.08
                 July 18, 2000 - July 17, 2005    $   99,911.35;

            (d) Commencing July 18, 1996, Subsections B, C, D and E of Section
1.02 of the Lease are hereby deleted and the following are substituted in lieu thereof:

            B. Rentable Area: approximately 111,192 rentable square feet consisting of the following spaces;

                 Floor 1     20,943 rentable square feet
                 Floor 2     18,222 rentable square feet
                 Floor 4     25,012 rentable square feet
                 Floor 5     23,983 rentable square feet
                 Floor 6     23,032 rentable square feet

                 Total: 111,192 rentable square feet;

            C. Building Expense Percentage: 78.9% (Rentable Area of Tenant/111,192 square feet divided by Rentable Area of Building/140,984 square feet);

            D.   Minimum Annual Rent

                 July 18, 1996 - July 17, 2000    $1,134,158.40
                 July 18, 2000 - July 17, 2005    $1,245,350.40;

            E.   Monthly Rental Installments:

                 July 18, 1996 - July 17, 2000    $ 94,513.20
                 July 18, 2000 - July 17, 2005    $103,779.20;


            (e) In the event that Tenant elects to occupy the Second Additional Space prior to July 18, 1996, Tenant shall not pay Minimum Rent and Annual Rental Adjustment to Landlord for such Second Additional Space. Thereafter, Minimum Rent shall be paid in accordance with (d) above.

            2. Incorporation into Article 2.  The following shall be added to
Article 2 of the Lease:

               Landlord agrees to provide an allowance of Forty-seven Thousand Three Hundred Forty Dollars ($47,340.00) which represents Eleven Dollars and Twenty-five Cents ($11.25) per square foot for the cost of tenant finish improvements for the Second Additional Space (the "Allowance"). Tenant shall be granted the right to set aside any unused portion of the Allowance as well as any unused allowance from the Additional Space for future tenant finish improvement costs for the Leased Premises. Tenant shall be responsible for the costs of any tenant finish improvements which exceed the Allowance.

                 Landlord agrees to perform and complete the work on the tenant finish improvements for the Second Additional Space as set forth in Exhibit B-1 attached hereto and shall give Tenant written notice of the day on which Landlord expects to complete such work.

                 Upon completion of the work in the Second Additional Space,
            Tenant shall execute a letter of understanding as referred to in
            Section 2.03 of the Lease.

            3. Amendment of Section 18.21. Option to Terminate. Section 18.21 of the Lease is hereby amended to increase the stated termination fee to One Million Six Hundred Ninety-seven Thousand Four Hundred Sixty-six Dollars ($1,697,466.00), should Tenant exercise its right to terminate the Lease at the end of the forty-eighth (48th) month of the Lease Term and to Nine Hundred Eighty-six Thousand Eight Hundred Ninety-four Dollars ($986,894.00), should Tenant exercise its right to terminate the Lease at the end of the eighty-fourth
(84th) month of the Lease Term.

            4. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

            5. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

            6. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

            7. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.


                                       LANDLORD:

                                       DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES                              an Indiana limited partnership
/s/ Alice Battaglia
ALICE BATTAGLIA                        By: Duke Realty Investments, Inc.,
                                            its general partner
(Printed)
/s/ Nicole C Stevens                        By: /s/ Jeffrey G. Tulloch
NICOLE C STEVEN                                     Jeffrey G. Tulloch
(Printed)                                           Vice President


                                       TENANT:

WITNESSES:                                     ENTEX INFORMATION SERVICES, INC.,
/s/ Robert A. Weber                            a Delaware corporation
Robert A. Weber
(Printed)                              By: /s/ Robert R. Auray

/s/ Dayatra D. Jones                   Printed: Robert R. Auray
DAYATRA D. JONES
(Printed)                              Title: CHIEF OPERATING OFFICER


STATE OF OHIO        )
                     )     SS:
COUNTY OF HAMILTON   )

            Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Third Lease Amendment" on behalf of said partnership.

            WITNESS my hand and Notarial Seal this 18 day of April, 1996.

[SEAL OMITTED]                                    Nicole C. Stevens
                                                  Notary Public

                                                  -----------------------
                                                  (Printed Signature)

My Commission Expires:___________________

My County of Residence: Clermont

STATE OF New York        )
                         )     SS:
COUNTY OF WESTCHESTER    )

            Before me, a Notary Public in and for said County and State, personally appeared Robert R. Auray, Jr., by me known and by me known to be the COO of Entex Information Services, Inc., a Delaware corporation, who acknowledged the execution of the foregoing "Third Lease Amendment" on behalf of said corporation.

            WITNESS my hand and Notarial Seal this 2nd day of April, 1996.


                                                  /s/ Margaret J. O'Hare
                                                  Notary Public

                                                  ------------------------------
                                                  (Printed Signature)

My Commission Expires:    ______________________               [stamp omitted]

My County of Residence:    _____________________

                               AMENDED EXHIBIT A1





                                   [OMITTED]

                              AMENDED EXHIBIT A-2
                                   [OMITTED]

                             FOURTH LEASE AMENDMENT
                             ----------------------


            THIS FOURTH LEASE AMENDMENT (the "Amendment") is executed this 1st day of JULY, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H :
                              - - - - - - - - - - -

            WHEREAS, Landlord and Tenant entered into a certain Lease dated May 15, 1995, as amended October 27, 1995, November 6, 1995 and April 18, 1996 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises originally consisting of approximately 81,972 square feet of space (the "Original Premises") and 29,220 square feet of additional space ("Additional Space") located in a building commonly known as 4705 Duke Drive, Mason, Ohio 45040; and

            WHEREAS, Landlord and Tenant desire to expand the Original Premises and Additional Space by approximately 721 rentable square feet (the "Third Additional Space"). Collectively, the Original Premises, the Additional Space and Third Additional Space shall hereinafter be referred to as the "Leased Premises"; and

            WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion and changes to the Lease;

            NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

            1. Amendment of Article 1.

               (a) Commencing on July 18, 1996 or such earlier time as Tenant occupies the Third Additional Space, Section 1.01 of Article 1 of the Lease is hereby amended by adding Exhibit A-3, attached hereto and incorporated herein by reference, on which the Third Additional Space is cross-hatched.

               (b) Commencing July 18, 1996, Subsections B, C, D and E of
Section 1.02 of the Lease are hereby deleted and the following are substituted in lieu thereof:

            B. Rentable Area: approximately 111,913 rentable square feet consisting of the following spaces;

            Floor 1     20,943 rentable square feet
            Floor 2     18,943 rentable square feet
            Floor 4     25,012 rentable square feet
            Floor 5     23,983 rentable square feet
            Floor 6     23,032 rentable square feet

            Total:      111,913 rentable square feet;

            C. Building Expense Percentage: 79.38% (Rentable Area of Tenant/111,913 square feet divided by Rentable Area of Building/140,984 square feet);

            D.   Minimum Annual Rent

                 Original Premises and Additional Space:

                 July 18, 1996 - July 17, 2000  $1,134,l58.40
                 July 18, 2000 - July 17, 2005  $l,245,350.40

                 Third Additional Space:

                 July 18, 1996 - July 17, 2000  $    7,173.96
                 July 18, 2000 - July 17, 2005  $    7,894.92;

            E.   Monthly Rental Installments:

                 Original Premises and Additional Space:

                 July 18, 1996 - July 17, 2000  $   94,513.20
                 July 18, 2000 - July 17, 2005  $  103,779.20

                 Third Additional Space:

                 July 18, 1996 - July 17, 2000  $      597.83
                 July 18, 2000 - July 17, 2005  $      657.91;

            (c) In the event that Tenant elects to occupy the Third Additional Space prior to July 18, 1996, Tenant shall not pay Minimum Rent and Annual Rental Adjustment to Landlord for such Third Additional Space. Thereafter, Minimum Rent shall be paid in accordance with (b) above.

            2.   Incorporation into Article 2. The following shall be added to
Article 2 of the Lease:

                        "Landlord agrees to provide an allowance of Eight
            Thousand One Hundred Eleven Dollars and Twenty-five Cents ($8,111.25) which represents Eleven Dollars and Twenty-five Cents ($11.25) per square foot for the cost of tenant finish improvements for the Third Additional Space (the "Third Additional Space Allowance"). Tenant shall be granted the right to set aside any unused portion of the Third Additional Space Allowance for future tenant finish improvement costs for the Leased Premises. Tenant shall be responsible for the costs of any tenant finish improvements which exceed the Third Additional Space Allowance.

                        Landlord agrees to perform and complete the work on the
            tenant finish improvements for the Third Additional Space as set forth in Exhibit B-2 attached hereto and shall give Tenant written notice of the day on which Landlord expects to complete such work.

                        Upon completion of the work in the Third Additional Space, Tenant shall execute a letter of understanding as referred to in Section
2.03 of the Lease."

            3. Amendment of Section 18.21. Option to Terminate. Section 18.21 of the Lease is hereby amended to increase the stated termination fee to One Million Seven Hundred Five Thousand Three Hundred Ninety-seven Dollars ($1,705,397.00), should Tenant exercise its right to terminate the Lease at the end of the forty-eighth (48th) month of the Lease Term and to Nine Hundred Ninety-one Thousand Nine Hundred Forty-one Dollars ($991,941.00), should Tenant exercise its right to terminate the Lease at the end of the eighty-fourth (84th) month of the Lease Term.

            4. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

            5. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

            6. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

            7. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.


                                        LANDLORD:

                                        DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES:                              an Indiana limited partnership
/s/ Alice Battaglia
ALICE BATTAGLIA                         By: Duke Realty Investments, Inc.,
                                            its general partner

(Printed)
/s/ Nicole C. Stevens
NICOLE C. STEVENS                           By: /s/ Jeffrey G. Tulloch
(Printed)                                       JEFFREY G. TULLOCH
                                                Vice President


                                        TENANT:

WITNESSES:                              ENTEX INFORMATION SERVICES, INC.,
/s/ signature unreadable                a Delaware corporation
name unreadable
(Printed)                               By: /s/ D.H. Allardyce

/s/ Barbara 'O Connell                  Printed: D. H. Allardyce
BARBARA 'O CONNELL
(Printed)                               Title: EVP, Operations

STATE OF OHIO           )
                        )    SS:
COUNTY OF HAMILTON      )

            Before me, a Notary Public in and for said County and State, personally appeared JEFFREY G. TULLOCH, by me known and by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Fourth Lease Amendment" on behalf of said partnership.

            WITNESS my hand and Notarial Seal this 11 day of July, 1996.




[SEAL OMITTED]                      /s/ Nicole C. Stevens
                                    Notary Public

                                    ----------------------
                                    (Printed Signature)


My Commission Expires:  ___________________

My County of Residence: Hamilton


STATE OF N.Y            )
                        )    SS:
COUNTY OF Westchester   )


            Before me, a Notary Public in and for said County and State, personally appeared DALE H ALLARDYCE, by me known and by me known to be the E.V.P. OPERATIONS of Entex Information Services, Inc., a Delaware corporation, who acknowledged the execution of the foregoing "Fourth Lease Amendment" on behalf of said corporation.

            WITNESS my hand and Notarial Seal this 1st day of JULY, 1996.

                                        /s/ Margaret J. O'Hare
                                               Notary Public

                                        [STAMPED OMITTED]


My Commission Expires: 11-19-96

My County of Residence:  WESTCHESTER

                                  EXHIBIT A-3


                                  [FLOOR PLAN]

                               AMENDED EXHIBIT A1





                                   [OMITTED]

                              AMENDED EXHIBIT A-2
                                   [OMITTED]

                             FOURTH LEASE AMENDMENT
                             ----------------------


            THIS FOURTH LEASE AMENDMENT (the "Amendment") is executed this 1st day of JULY, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H :
                              - - - - - - - - - - -

            WHEREAS, Landlord and Tenant entered into a certain Lease dated May 15, 1995, as amended October 27, 1995, November 6, 1995 and April 18, 1996 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises originally consisting of approximately 81,972 square feet of space (the "Original Premises") and 29,220 square feet of additional space ("Additional Space") located in a building commonly known as 4705 Duke Drive, Mason, Ohio 45040; and

            WHEREAS, Landlord and Tenant desire to expand the Original Premises and Additional Space by approximately 721 rentable square feet (the "Third Additional Space"). Collectively, the Original Premises, the Additional Space and Third Additional Space shall hereinafter be referred to as the "Leased Premises"; and

            WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion and changes to the Lease;

            NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

            1. Amendment of Article 1.

               (a) Commencing on July 18, 1996 or such earlier time as Tenant occupies the Third Additional Space, Section 1.01 of Article 1 of the Lease is hereby amended by adding Exhibit A-3, attached hereto and incorporated herein by reference, on which the Third Additional Space is cross-hatched.

               (b) Commencing July 18, 1996, Subsections B, C, D and E of
Section 1.02 of the Lease are hereby deleted and the following are substituted in lieu thereof:

            B. Rentable Area: approximately 111,913 rentable square feet consisting of the following spaces;

            Floor 1     20,943 rentable square feet
            Floor 2     18,943 rentable square feet
            Floor 4     25,012 rentable square feet
            Floor 5     23,983 rentable square feet
            Floor 6     23,032 rentable square feet

            Total:      111,913 rentable square feet;

            C. Building Expense Percentage: 79.38% (Rentable Area of Tenant/111,913 square feet divided by Rentable Area of Building/140,984 square feet);

            D.   Minimum Annual Rent

                 Original Premises and Additional Space:

                 July 18, 1996 - July 17, 2000  $1,134,l58.40
                 July 18, 2000 - July 17, 2005  $l,245,350.40

                 Third Additional Space:

                 July 18, 1996 - July 17, 2000  $    7,173.96
                 July 18, 2000 - July 17, 2005  $    7,894.92;

            E.   Monthly Rental Installments:

                 Original Premises and Additional Space:

                 July 18, 1996 - July 17, 2000  $   94,513.20
                 July 18, 2000 - July 17, 2005  $  103,779.20

                 Third Additional Space:

                 July 18, 1996 - July 17, 2000  $      597.83
                 July 18, 2000 - July 17, 2005  $      657.91;

            (c) In the event that Tenant elects to occupy the Third Additional Space prior to July 18, 1996, Tenant shall not pay Minimum Rent and Annual Rental Adjustment to Landlord for such Third Additional Space. Thereafter, Minimum Rent shall be paid in accordance with (b) above.

            2.   Incorporation into Article 2. The following shall be added to
Article 2 of the Lease:

                        "Landlord agrees to provide an allowance of Eight
            Thousand One Hundred Eleven Dollars and Twenty-five Cents ($8,111.25) which represents Eleven Dollars and Twenty-five Cents ($11.25) per square foot for the cost of tenant finish improvements for the Third Additional Space (the "Third Additional Space Allowance"). Tenant shall be granted the right to set aside any unused portion of the Third Additional Space Allowance for future tenant finish improvement costs for the Leased Premises. Tenant shall be responsible for the costs of any tenant finish improvements which exceed the Third Additional Space Allowance.

                        Landlord agrees to perform and complete the work on the
            tenant finish improvements for the Third Additional Space as set forth in Exhibit B-2 attached hereto and shall give Tenant written notice of the day on which Landlord expects to complete such work.

                        Upon completion of the work in the Third Additional Space, Tenant shall execute a letter of understanding as referred to in Section
2.03 of the Lease."

            3. Amendment of Section 18.21. Option to Terminate. Section 18.21 of the Lease is hereby amended to increase the stated termination fee to One Million Seven Hundred Five Thousand Three Hundred Ninety-seven Dollars ($1,705,397.00), should Tenant exercise its right to terminate the Lease at the end of the forty-eighth (48th) month of the Lease Term and to Nine Hundred Ninety-one Thousand Nine Hundred Forty-one Dollars ($991,941.00), should Tenant exercise its right to terminate the Lease at the end of the eighty-fourth (84th) month of the Lease Term.

            4. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

            5. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

            6. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

            7. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.


                                        LANDLORD:

                                        DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES:                              an Indiana limited partnership
/s/ Alice Battaglia
ALICE BATTAGLIA                         By: Duke Realty Investments, Inc.,
                                            its general partner

(Printed)
/s/ Nicole C. Stevens
NICOLE C. STEVENS                           By: /s/ Jeffrey G. Tulloch
(Printed)                                       JEFFREY G. TULLOCH
                                                Vice President


                                        TENANT:

WITNESSES:                              ENTEX INFORMATION SERVICES, INC.,
/s/ signature unreadable                a Delaware corporation
name unreadable
(Printed)                               By: /s/ D.H. Allardyce

/s/ Barbara 'O Connell                  Printed: D. H. Allardyce
BARBARA 'O CONNELL
(Printed)                               Title: EVP, Operations

STATE OF OHIO           )
                        )    SS:
COUNTY OF HAMILTON      )

            Before me, a Notary Public in and for said County and State, personally appeared JEFFREY G. TULLOCH, by me known and by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Fourth Lease Amendment" on behalf of said partnership.

            WITNESS my hand and Notarial Seal this 11 day of July, 1996.




[SEAL OMITTED]                      /s/ Nicole C. Stevens
                                    Notary Public

                                    ----------------------
                                    (Printed Signature)


My Commission Expires:  ___________________

My County of Residence: Hamilton


STATE OF N.Y            )
                        )    SS:
COUNTY OF Westchester   )


            Before me, a Notary Public in and for said County and State, personally appeared DALE H ALLARDYCE, by me known and by me known to be the E.V.P. OPERATIONS of Entex Information Services, Inc., a Delaware corporation, who acknowledged the execution of the foregoing "Fourth Lease Amendment" on behalf of said corporation.

            WITNESS my hand and Notarial Seal this 1st day of JULY, 1996.

                                        /s/ Margaret J. O'Hare
                                               Notary Public

                                        [STAMPED OMITTED]


My Commission Expires: 11-19-96

My County of Residence:  WESTCHESTER

                                  EXHIBIT A-3


                                  [FLOOR PLAN]

            D.   Minimum Annual Rent

                 Original Premises and Additional Space:

                 July 18, 1996 - July 17, 2000  $1,134,l58.40
                 July 18, 2000 - July 17, 2005  $l,245,350.40

                 Third Additional Space:

                 July 18, 1996 - July 17, 2000  $    7,173.96
                 July 18, 2000 - July 17, 2005  $    7,894.92;

            E.   Monthly Rental Installments:

                 Original Premises and Additional Space:

                 July 18, 1996 - July 17, 2000  $   94,513.20
                 July 18, 2000 - July 17, 2005  $  103,779.20

                 Third Additional Space:

                 July 18, 1996 - July 17, 2000  $      597.83
                 July 18, 2000 - July 17, 2005  $      657.91;

            (c) In the event that Tenant elects to occupy the Third Additional Space prior to July 18, 1996, Tenant shall not pay Minimum Rent and Annual Rental Adjustment to Landlord for such Third Additional Space. Thereafter, Minimum Rent shall be paid in accordance with (b) above.

            2.   Incorporation into Article 2. The following shall be added to
Article 2 of the Lease:

                        "Landlord agrees to provide an allowance of Eight
            Thousand One Hundred Eleven Dollars and Twenty-five Cents ($8,111.25) which represents Eleven Dollars and Twenty-five Cents ($11.25) per square foot for the cost of tenant finish improvements for the Third Additional Space (the "Third Additional Space Allowance"). Tenant shall be granted the right to set aside any unused portion of the Third Additional Space Allowance for future tenant finish improvement costs for the Leased Premises. Tenant shall be responsible for the costs of any tenant finish improvements which exceed the Third Additional Space Allowance.

                        Landlord agrees to perform and complete the work on the
            tenant finish improvements for the Third Additional Space as set forth in Exhibit B-2 attached hereto and shall give Tenant written notice of the day on which Landlord expects to complete such work.

                        Upon completion of the work in the Third Additional Space, Tenant shall execute a letter of understanding as referred to in Section
2.03 of the Lease."

            3. Amendment of Section 18.21. Option to Terminate. Section 18.21 of the Lease is hereby amended to increase the stated termination fee to One Million Seven Hundred Five Thousand Three Hundred Ninety-seven Dollars ($1,705,397.00), should Tenant exercise its right to terminate the Lease at the end of the forty-eighth (48th) month of the Lease Term and to Nine Hundred Ninety-one Thousand Nine Hundred Forty-one Dollars ($991,941.00), should Tenant exercise its right to terminate the Lease at the end of the eighty-fourth (84th) month of the Lease Term.

            4. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

            5. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

            6. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

            7. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.


                                        LANDLORD:

                                        DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES:                              an Indiana limited partnership
/s/ Alice Battaglia
ALICE BATTAGLIA                         By: Duke Realty Investments, Inc.,
                                            its general partner

(Printed)
/s/ Nicole C. Stevens
NICOLE C. STEVENS                           By: /s/ Jeffrey G. Tulloch
(Printed)                                       JEFFREY G. TULLOCH
                                                Vice President


                                        TENANT:

WITNESSES:                              ENTEX INFORMATION SERVICES, INC.,
/s/ signature unreadable                a Delaware corporation
name unreadable
(Printed)                               By: /s/ D.H. Allardyce

/s/ Barbara 'O Connell                  Printed: D. H. Allardyce
BARBARA 'O CONNELL
(Printed)                               Title: EVP, Operations

STATE OF OHIO           )
                        )    SS:
COUNTY OF HAMILTON      )

            Before me, a Notary Public in and for said County and State, personally appeared JEFFREY G. TULLOCH, by me known and by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Fourth Lease Amendment" on behalf of said partnership.

            WITNESS my hand and Notarial Seal this 11 day of July, 1996.




[SEAL OMITTED]                      /s/ Nicole C. Stevens
                                    Notary Public

                                    ----------------------
                                    (Printed Signature)


My Commission Expires:  ___________________

My County of Residence: Hamilton


STATE OF N.Y            )
                        )    SS:
COUNTY OF Westchester   )


            Before me, a Notary Public in and for said County and State, personally appeared DALE H ALLARDYCE, by me known and by me known to be the E.V.P. OPERATIONS of Entex Information Services, Inc., a Delaware corporation, who acknowledged the execution of the foregoing "Fourth Lease Amendment" on behalf of said corporation.

            WITNESS my hand and Notarial Seal this 1st day of JULY, 1996.

                                        /s/ Margaret J. O'Hare
                                               Notary Public

                                        [STAMPED OMITTED]


My Commission Expires: 11-19-96

My County of Residence:  WESTCHESTER

                                  EXHIBIT A-3


                                  [FLOOR PLAN]